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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
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                                   Form 8-K

                                Current Report

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 30, 1998

                                  Midas, Inc.
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            (Exact name of registrant as specified in its charter)

          Delaware                      1-13409                36-4180556
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)

225 North Michigan Avenue, Chicago, Illinois                       60601
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (312) 565-7500

                                      N/A
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        (Former name or former address, if changed since last report.)

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     Changes in Control of Registrant

Item 1.

     On January 30, 1998 (the "Distribution Date"), Whitman Corporation, a Delaware corporation ("Whitman") and the sole shareholder of the Registrant, distributed (the "Distribution") all of the issued and outstanding shares of common stock, par value $.001 per share, of the Registrant (the "Distributed Shares") to the shareholders of record of Whitman's common stock as of January 16, 1998. The Distribution was made pursuant to the terms of a Distribution and Indemnity Agreement (the "Distribution Agreement") dated as of December 31, 1997 by and among Whitman, the Registrant and Midas International Corporation, a Delaware corporation ("Midas International") and wholly owned subsidiary of the Registrant. As a result of the Distribution, the Registrant is now an independent public company.

     No consideration was paid by the Whitman shareholders for the Distributed Shares, nor were they required to surrender or exchange shares of Whitman common stock or take any other action to receive the Distributed Shares.

     The change in control of the Registrant pursuant to the Distribution Agreement is more fully described in the Registrant's Registration Statement on Form 10/A No. 3 (Post-Effective Amendment No. 1) (Commission File No. 1-13409), (the "Registration Statement on Form 10"), under the Securities Exchange Act of 1934, as amended, which was declared effective by the Commission on December 29, 1997.

Item 2.  Acquisition or Disposition of Assets

     Pursuant to the Distribution Agreement and prior to the Distribution Date, the Registrant and Whitman executed a series of steps in order to separate from Whitman any assets related to the business of the Registrant. Such steps involved, among other things, the transfer to the Registrant from Whitman of Midas International and all of the foreign businesses conducted by Midas International which were previously held by a Netherlands company owned by Whitman.

     Also pursuant to the Distribution Agreement and prior to the Distribution Date, Midas International and a foreign Affiliate paid to Whitman $210.0 million, $72.4 million of which was applied to settle all intercompany loans and advances from Whitman and $137.6 million of which was paid as a cash dividend.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(b)  Pro Forma Financial Information

     The financial statements required by this item are contained in, and are incorporated herein by reference to, the Registrant's Registration Statement on Form 10.

(c)  Exhibits
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          The exhibits accompanying this report are listed in the accompanying
Exhibit Index.
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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              MIDAS, INC.



Date: February 9, 1998        By: Robert H. Sorensen
                                  ---------------------------------------------
                                  Robert H. Sorensen
                                  Vice President, General Counsel and Secretary
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                                 Exhibit Index

Exhibit
Number       Description of Exhibit
------       ----------------------
2.1          Distribution and Indemnity Agreement dated as of December 31, 1997 by and among Whitman, the Registrant and Midas International
             Corporation

2.2          Tax Sharing Agreement dated as of December 31, 1997 by and among
             Whitman, the Registrant and Midas International Corporation